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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY



                KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of McKesson Corporation, a Delaware corporation (the "Company"), do hereby constitute and appoint Ivan D. Meyerson and Nancy A. Miller his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Company's Common Stock, that may be issued in connection with the proposed merger of wholly-owned subsidiary of the Company into AmeriSource and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registraton Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


        Signature                                  Capacity
        ---------                                  --------
/S/ MARK A. PULIDO
--------------------------------      President and Chief Executive Officer
    Mark A. Pulido                    and Director

/S/ RICHARD H. HAWKINS
--------------------------------      Vice President and Chief Financial Officer
    Richard H. Hawkins

/S/ HEIDI E. YODOWITZ
--------------------------------      Controller
    Heidi E. Yodowitz

/S/ ALAN SEELENFREUND
--------------------------------      Director, Chairman of the Board
    Alan Seelenfreund

/S/ MARY G.F. BITTERMAN
--------------------------------      Director
    Mary G.F. Bitterman

/S/ TULLY M. FRIEDMAN
--------------------------------      Director
    Tully M. Friedman

/S/ JOHN M. PIETRUSKI
--------------------------------      Director
    John M. Pietruski

/S/ DAVID S. POTTRUCK
--------------------------------      Director
    David S. Pottruck

/S/ CARL E. REICHARDS
--------------------------------      Director
    Carl E. Reichards

/S/ JANE E. SHAW
--------------------------------      Director
    Jane E. Shaw

/S/ ROBERT H. WATERMAN, JR.
--------------------------------      Director
    Robert H. Waterman, Jr.



Dated: November 7, 1997